EXHIBIT 10.1


                            OLD LINE BANCSHARES, INC.
                        2001 INCENTIVE STOCK OPTION PLAN,
            as amended as of May 22, 2003 and as of October 10, 2003

         WHEREAS, at the 2001 annual meeting of stockholders, the stockholders of Old Line National Bank (n/k/a Old Line Bank) approved the 2001 stock option plan (the "2001 Plan"); and

         WHEREAS, the 2001 Plan authorized the issuance of options to purchase an aggregate of 50,000 shares of Old Line National Bank's common stock; and

         WHEREAS, on June 28, 2002, Old Line National Bank converted from a federally chartered national bank to a Maryland state chartered bank known as Old Line Bank (the "Bank"); and

         WHEREAS, on the effective date of the conversion, each two shares of Old Line National Bank common stock issued and outstanding, par value $5.00 per share, were converted into one share of Old Line Bank common stock, par value $10.00 per share (the "Stock Exchange"); and

         WHEREAS, as a result of the Stock Exchange, pursuant to Section 6 of the 2001 Plan, the number of shares of common stock reserved for issuance under the 2001 Plan was automatically reduced to 25,000 shares; and

         WHEREAS, on September 15, 2003, the Bank completed a reorganization, whereby a newly formed Maryland corporation, Old Line Bancshares, Inc., acquired all of the outstanding stock of Bank and the Bank became a wholly owned subsidiary of Old Line Bancshares, Inc.; and

         WHEREAS, as a result of the reorganization, by operation of law, the 2001 Plan transferred to and became the stock option plan of Old Line Bancshares, Inc.; and

         WHEREAS, on October 10, 2003, Old Line Bancshares, Inc. paid a stock dividend to its holders of record on September 26, 2003 of two additional shares of Common Stock for every one share held and, as a result, the number of shares reserved for issuance under the 2001 Plan increased from 25,000 to 75,000 (pursuant to Section 6 of the 2001 Plan); and

         WHEREAS, the Board of Directors of Old Line Bancshares, Inc. desires to amend the 2001 Plan in certain respects as contained herein, including to adjust the number of shares of common stock reserved for issuance under the 2001 Plan, to clarify certain provisions of the 2001 Plan and to make certain non-material amendments to reflect the transfer of the 2001 Plan from the Bank to Old Line Bancshares, Inc., all in accordance with the requirements of Section 12 of the 2001 Plan (the 2001 Plan, as amended herein, is referred to as the "Plan").

         NOW, THEREFORE, the Plan is hereby amended to state, in its entirety, the following:

1.       Plan Summary
         ------------

         The Plan provides that an aggregate of seventy five thousand (75,000) shares of Old Line Bancshares, Inc.'s common stock, $0.01 par value per share (the "Common Stock"), may be granted to officers and other "key employees" (as defined by the Plan). The Plan provides authority for a Stock Option Plan Committee to select the persons to whom stock options will be granted.

         Following the statutory requirements of the Internal Revenue Code ss. 422, the Plan provides that the Stock Option Plan Committee may establish the purchase price of the stock at the time an option is granted. However, the purchase price may not be less than 100 percent of the fair market value of the Common Stock.

         The Plan terminates ten years from its effective date. All options to be granted are nontransferable except upon the death of the optionee. Old Line Bancshares, Inc. is to receive no cash consideration for granting options under the Plan.

2.       Plan Text
         ---------

                            OLD LINE BANCSHARES, INC.
                        2001 INCENTIVE STOCK OPTION PLAN,
            as amended as of May 22, 2003 and as of October 10, 2003

        1.       Purpose of the Plan
                 -------------------

         This 2001 Incentive Stock Option Plan (hereinafter called the "Plan") for Old Line Bancshares, Inc. (hereinafter called the "Company") is intended to advance the interests of the Company and the Bank by providing officers and other "key employees" (as defined below) who have substantial responsibility for the direction and management of the Company or the Bank with additional incentive for them to promote the success of the Company and the Bank, to increase their proprietary interest in the success of the Company and the Bank, and to encourage them to remain in the Company and the Bank's employ. The above aims will be effectuated through the granting of certain stock options. It is intended that options granted under the Plan to employees of the Company and any subsidiaries will qualify as incentive stock options (hereinafter called "ISO's) under Section 422 of the Internal Revenue Code of 1986 and the terms of the Plan shall be interpreted in accordance with this intention.

        2.       Administration of the Plan
                 --------------------------

         The Board of Directors shall appoint a Stock Options Plan Committee (hereinafter called the "Committee") which shall consist of not less than three
(3) members, at least one of whom shall be a Director of the Company. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion: (a) to determine the employees and "key employees" of the Company and any subsidiaries to whom options shall be granted; (b) to determine the time or times at which options shall be granted; (c) to determine the option price of the shares subject to each option, which price shall not be less than the minimum specified in Section 5; (d) to determine (subject to Section 7) the time


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

or times when each option shall become exercisable and the duration of the exercise period; and (e) to interpret the Plan and to prescribe, amend, and rescind rules and regulations relating to it. The Board of Directors may from time to time appoint members of the Committee in substitution for members previously appointed and may fill vacancies, however caused, in the Committee; provided, however, that at all times at least one member shall be a Director of the Company. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable. All actions of the Committee shall be taken by majority vote of its members. Any actions may be taken by a written instrument signed by all the members of the Committee, and actions so taken shall be fully as effective as if it had been taken by a unanimous vote of the members at a meeting duly called and held. The Committee may appoint a secretary to keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable. In addition, the full Board of Directors, may take any actions granted to the Committee hereunder except to the extent such actions are not permitted by any law applicable to the Company or the Bank or any listing standards of any organization on which the Company's Common Stock is listed.

        3.       Eligibility and Limitations on Options Granted Under the Plan
                 -------------------------------------------------------------

                  (a) Options will be granted only to persons who are "key employees" of the Company or a subsidiary of the Company. The term "key employees" shall include officers, directors, executives, and supervisory personnel, as well as other employees of the Company or a subsidiary corporation of the Company designated as such by the Committee. The term "subsidiary corporation" shall, for the purposes of this Plan, be defined in the same manner as such term is defined in Section 425(f) of the Internal Revenue Code.

                  (b) No option granted to any employee, who, at the time of such grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries, will be an ISO unless, at the time of such grant, the option price is fixed at not less than 110 percent of the fair market value of the stock subject to the option, and exercise of such option is prohibited by its terms after the expiration of five (5) years from the date such option is granted.

                  (c) The aggregate fair market value (determined at the time the option is granted) of Common Stock subject to an ISO that is first exercisable in any calendar year shall not exceed $100,000.

        4.       Shares of Stock Subject to the Plan
                 -----------------------------------

         There will be reserved for use upon the exercise of options to be granted from time to time under the Plan subject to the provisions of Section 12 an aggregate of seventy five thousand (75,000) shares of Common Stock, which shares may be in whole or in part, as the Board of Directors of the Company shall from time to time determine, authorized but unissued shares of Common Stock or issued shares of the Common Stock which shall have been reacquired by the Company. Any shares subject to an option under the Plan, which option for any reason expires or is terminated unexercised as to such shares, may again be subjected to an option under the Plan.




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

         5.       Option Price
                  -------------

         The purchase price under each option issued shall be determined by the Committee at the time the option is granted, but in no event shall such purchase price be less than 100 percent of the fair market value of the Company's Common Stock on the date of grant.

         In the event that the Common Stock is listed on an established national or regional stock exchange, is quoted on a quotation system of The Nasdaq Stock Market, Inc., or is publicly traded in an established securities market, in determining the "fair market value" of the Common Stock, the Committee shall use the closing price of the Common Stock on such exchange or system or in such market (the highest such closing price if there is more than one such exchange or market) on the date the option is granted or, if such date was not a trading date, on the trading date immediately preceding the date the option is granted (or, if there is no such closing price, then the Committee shall use the mean between the highest bid and the lowest asked prices or between the high and low prices on such date). If there is no established market for the Common Stock, then the fair market value shall be established by the Committee in good faith.


         6.       Dilution or Other Agreement
                  ---------------------------

         In the event that additional shares of Common Stock are issued pursuant to a stock split or a stock dividend, the number of shares of Common Stock then covered by each outstanding option granted hereunder shall be increased proportionately with no increase in the total purchase price of the shares then so covered, and the number of shares of Common Stock reserved for the purpose of the Plan shall be increased by the same proportion. In the event that the shares of Common Stock of the Company from time to time issued and outstanding are reduced by a combination of shares, the number of shares of Common Stock then covered by each outstanding option granted hereunder shall be reduced proportionately with no reduction in the total price of the shares then so covered, and the number of shares of Common Stock reserved for the purposes of the Plan shall be reduced by the same proportion. In the event that the Company should transfer assets to another corporation and distribute the stock of such other corporation without the surrender of Common Stock of the Company, and if such distribution is not taxable as a dividend and no gain or loss is recognized by reason of Section 355 of the Internal Revenue Code of 1986, or some similar section, then the total purchase price of the shares covered by each outstanding option shall be reduced by an amount which bears the same ratio to the total purchase price then in effect as the market value of the stock distributed in respect of a share of the Common Stock of the Company, immediately following the distribution, bears to the aggregate of the market value at such time of a share of the Common Stock of the Company and the stock distributed in respect thereof. All such adjustments shall be made by the Committee, whose determination upon the same shall be final and binding upon the optionees. No fractional shares shall be issued, and any fractional shares resulting from the computations pursuant to this Section shall be eliminated from the respective option. No adjustment shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional Common Stock or other securities.




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



         7.       Period of Option and Certain Limitations on Right to Exercise
                  --------------------------------------------------------------

                  (a) All options issued under the Plan shall be for such period as the Committee shall determine, but for not more than ten (10) years from the date of grant thereof.

                  (b) The period of the option, once it is granted, may be reduced only as provided for in Section 9 in connection with the termination of employment or death of the optionee or in Section 7(c) in the case of less than satisfactory performance.

                  (c) Notwithstanding the foregoing, the Committee may, in its sole discretion, (i) prescribe additional requirements with respect to the exercise of an option and (ii) terminate in whole or in part such portion of any option as has not yet become exercisable at the time of termination of the optionee's employment if it determines that the optionee is not performing satisfactorily the duties to which he was assigned on the date the option was granted or duties of at least equal responsibility. Except as provided in
Section 9, no option may be exercised by an employee unless the optionee is at the time of such exercise in the employ of the Company or of a subsidiary corporation of the Company and shall have been continuously so employed since the grant of his option. Absence or leave approved by the management of the Company shall not be considered an interruption of employment for any purpose under the Plan.

                  (d) Unless otherwise determined by the Committee, the exercise of any option shall also be contingent upon receipt by the Company of cash or certified bank check to its order, in an amount equal to the full option price of the shares being purchased.

                  (e) No optionee or his legal representative, legatees, or distributes, as the case may be, will be, or will be deemed to be, a holder of any share subject to an option unless and until certificates for such shares are issued to him or them under the terms of the Plan. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

                  (f) In no event may an option be exercised after the expiration of its term.

                  (g) Exercise of an option in any manner shall result in a decrease in the number of shares of Common Stock which thereafter may be available under the Plan by the number of shares as to which the option is exercised.

         8.       Assignability
                  -------------

         Each option granted under this Plan shall be transferable only by will or the laws of descent and distribution and shall be exercisable, during this lifetime, only by the person to whom the option is granted. Except as permitted by the proceeding sentence, no option granted under the Plan or any of the rights and privileges thereby conferred shall be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and no such option, right or privilege shall be subject to execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of the option, or of any right or privilege conferred thereby, contrary to the provisions hereof, or upon the levy of any attachments or similar process upon such option, right or privilege, the option and such rights and privileges shall immediately become null and void.



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


         9.       Effect of Termination of Employment, Death or Disability
                  --------------------------------------------------------

                  (a) In the event of the termination of employment of an optionee during the two (2) year period after the date of issuance of an option to him either by reason of (i) a discharge for cause or (ii) voluntary separation on the part of the optionee and without consent of his employing company or companies, any option or options theretofore granted to him under this Plan to the extent not theretofore exercised by him shall forthwith terminate.

                  (b) In the event of the termination of employment of an optionee (otherwise than by reason of death, disability or retirement of the optionee at his Retirement Date (as hereinafter defined)), any option or options granted to him under the Plan to the extent not theretofore exercised shall be deemed cancelled and terminated forthwith, except that, subject to the provisions of section (a) of this Section, such optionee may exercise any options theretofore granted to him, which have not then expired, and which are otherwise exercisable within three (3) months after such termination. If the employment of an optionee shall be terminated by reason of the optionee's retirement at his Retirement Date, the optionee shall have the right to exercise such option or options held by him to the extent such options have not expired, at any time within three (3) months after such retirement. Upon retirement at an optionee's Retirement Date, all options held by the optionee shall be immediately exercisable in full. The transfer of an optionee from the employ of the Company to a subsidiary corporation of the Company or vice versa, or from one subsidiary corporation of the Company to another, shall not be deemed to constitute a termination of employment for the purposes of this Plan.

                  (c) In the event that an optionee shall die while employed by the Company or by any subsidiary corporation of the Company or shall die within three (3) months after retirement at his Retirement Date, any option or options granted to him under his Plan and not therefore exercised by him or expired shall be exercisable by the estate of the optionee or by any person who acquired such option by bequest or inheritance from the optionee in full, at any time within one (1) year after the death of the optionee. References hereinabove to the optionee shall be deemed to include any person entitled to exercise the option after the death of the optionee under the terms of this section.

                  (d) In the event of the termination of employment of an optionee by reason of the optionee's disability, the optionee shall have the right, to exercises all options held by him, to the extent that options have not previously expired or been exercised, at any time within one (1) year after such termination. The term "disability" shall, for the purposes of this Plan, be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986.

                  (e) For the purposes of this Plan, "Retirement Date" shall mean any date an employee is otherwise entitled to retire under the Company or any subsidiary of the Company's retirement plans and shall include normal retirement at age 65, early retirement at age 62, and retirement at age 60 after 30 years of service.



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



         10.      Listing and Registration of Shares
                  -----------------------------------

         Each option shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of the shares covered thereby upon any securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

         11.      Expiration and Termination of the Plan
                  --------------------------------------

         Options may be granted under the Plan at any time or from time to time as long as the total number of shares optioned or purchased under this Plan does not exceed seventy five thousand (75,000) shares of Common Stock. The Plan may be abandoned or terminated at any time by the Board of Directors of the Company except with respect to any options then outstanding under the Plan. No option shall be granted pursuant to the Plan after ten (10) years from the effective date of the Plan.

         12.      Amendment of Plan
                  -----------------

         The Board of Directors may at any time and from time to time modify and amend the Plan (including any form of option agreement) in any respect; provided, however, that no such amendment shall: (a) increase (except in accordance with Section 6) the maximum number of shares for which options may be granted under the Plan either in the aggregate or to any individual employee;
(b) reduce (except in accordance with Section 6) the minimum option prices which may be established under the Plan; (c) extend the period or periods during which options may be granted or exercised; (d) change the provisions relating to the determination of persons to whom options shall be granted and the number of shares to be covered by such options; (e) change the provisions relating to adjustments to be made upon changes in capitalization; or (f) change the method for the selection of the Committee as provided by Section 2 hereof. The termination or any modification or amendment of the Plan shall not, without the consent of any employee, affect his rights under an option theretofore granted to him.

         13.      Effective Date of Plan
                  ----------------------

         This Plan became effective on May 24, 2001.

         14.      Miscellaneous
                  -------------

                  (a) No Employment Right. Neither this Plan nor any action taken hereunder shall be construed as giving any right to any individual to be retained as a director, officer, or employee of the Company or any subsidiary of the Company or to receive a grant of options hereunder.

                  (b) Tax Withholding. The Company shall have the right to deduct from all options granted any federal, state, local or employment taxes which it deems are required by law to be withheld with respect to such grants. In addition, the Company shall have the right to require an optionee, upon grant or exercise of an option, to pay to the Company the minimum amount of any



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

federal or state taxes, including payroll taxes, if any, that the Company is required to withhold.

                  (c) Governing Law. All matters relating to this Plan or to options granted hereunder shall be governed by the laws of the State of Maryland, without regard to the principles of conflict of laws thereof, except to the extent preempted by the laws of the United States.

                  (d) Relationship to Other Benefits. Except to the extent required by applicable law, no options granted under this Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company.

                  (e) Titles and Headings. The titles and headings of the Sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings, shall control.

                  (f) Use of Proceeds. Proceeds from the sale of Common Stock pursuant to options granted under the Plan shall constitute general funds of the Company, to be used or allocated by the Company as it deems appropriate, in its sole and absolute subjective discretion.

                  (g) Nonexclusivity of Plan. Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.



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